United States
                  Securities and Exchange Commission
                        Washington, D.C. 20549


                              FORM 8-K/A




                            Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                           August 23, 2002
           Date of Report (Date of earliest event reported)



                               0-31267
                        Commission File Number


                    PONCA ACQUISITION CORPORATION
        (Exact name of registrant as specified in its charter)


                                Nevada
    (State or other jurisdiction of incorporation or organization)



                              91-2048019
               (I.R.S. Employer Identification Number)


                             5 Wicks Lane
                      Wilton, Connecticut 06897
         (Address of Principal Executive Offices) (Zip Code)


                            (203) 858-9951
         (Registrant's telephone number, including area code)


Effective September 23, 2002, the Registrant's name was changed from "Ponca Acquisition Corporation" to "IWT Tesoro Corporation." This name change is discussed more fully under Item 5 below.

ITEM 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 13, 2002, Ponca Acquisition Corporation, now known as IWT Tesoro Corporation (the "Registrant") notified the accounting firm of Magee, Rausch & Shelton, LLP, of Tulsa, OK ("MRS") that MRS had been replaced as the Registrant's principal accountant. MRS reported on and audited the financial statements prepared by the Registrant for the period since inception (May 3, 2000) and ending July 15, 2000.

On August 23, 2002, the Registrant engaged the accounting firm of Sewell and Company of Hollywood, Florida, as its principal accountant to audit the financial statements prepared by the Registrant for the current fiscal year and for its past filings.
The decision to change accountants was recommended by the Company's Board of Directors and was based on its belief that the Registrant's operations would be more accessible and economically undertaken by a Florida SEC qualified accounting firm since its soon to be wholly-owned subsidiary, International Wholesale Tile, Inc. ("IWT") is a Florida corporation located in Palm City, Florida.

None of MRS' reports on the financial statements for either the past two years contained an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles. Additionally, during the Registrant's two most recent fiscal years and any subsequent interim period preceding MRS' dismissal, there were no disagreements with the Registrant's former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. A copy of this disclosure has been provided to MRS. A copy of MRS's letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant contained in this Item 4 is attached to this amended Report as an exhibit.

ITEM 5.    OTHER EVENTS

The Board of Directors recommended to the Registrant shareholders, and on September 13, 2002, the shareholders of the Registrant approved, a Resolution to amend the Registrant's Articles of Incorporation to:

--     change the Registrant's name from "Ponca Acquisition
       Corporation" to "IWT Tesoro Corporation"

--     effect a three for one forward stock split, and

--     add a preferred stock class for 25.0 million authorized shares.


Reason for the name change:

By changing its corporate name to include the brand name of the products distributed by its soon to be acquired operating subsidiary, International Wholesale Tile, Inc, the Registrant believes that it will help to promote public recognition and more accurately reflect its current business focus.


Reason for forward stock split:

The Registrant plans to trade its securities on the Over The Counter
(OTC) Bulletin Board as soon as practicable following the closing of the transaction with the IWT shareholders whereby the Registrant will have acquired 100% of the IWT outstanding capital stock. In order to ensure a sufficient amount of capital shares, the Registrant's Board of Directors, with shareholder approval, authorized a three for one forward stock split of the then issued and outstanding common stock. As of the record date, there were 600,000 shares of Common Stock outstanding. Following the forward stock split, there were 1.8 million shares outstanding. The forward split will not affect the number of authorized shares of the Registrant's capital stock or its Stock Incentive Plan.


Reason for adding preferred stock:

Adding preferred shares will also allow our Board flexibility to act promptly in issuing stock to meet our future business needs, which may include:

-      Paying existing creditors,
- Financing transactions to improve our financial and business position,
-      Stock splits or stock dividends,
-      Acquisitions and mergers,
-      Recruiting employees and executives,
-      Employee benefit plans, and
-      Other proper business purposes.

If preferred shares are readily available, our Board of Directors will be able to act quickly without spending the time and incurring the expense of soliciting proxies and holding additional shareholders meetings. The Board, however, may issue additional shares of Preferred Stock without action on the part of the shareholders only if the action is permissible under Nevada law, and only if the rules of any exchange on which the Common Stock is then listed permit those issuances. There are no additional costs or expenses due to the State of Nevada, where we are incorporated, as a result of the increase in authorized shares, other than the nominal costs associated with the filing of the Articles of Amendment to our Articles of Incorporation.

The additional authorized shares of Preferred Stock may be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of us. We are not currently aware of any effort to obtain control of us and have no plans to use the new shares for purposes of discouraging any such effort. Issuing any additional shares of our Preferred Stock would dilute our current Shareholders' interests in us.


Effect on Shareholders

It is not necessary for our shareholders to surrender their share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the name IWT Tesoro Corporation will be issued. The Amendment became effective on September 23, 2002.

ITEM 7.    Financial Statements, Pro Forma Financial Statements and
Exhibits.

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

3.1    Articles of Incorporation(1)
3.1.1 Articles of Amendment to Articles of Incorporation dated September 23, 2002.(3)
3.2    Bylaws(1)
3.3    Specimen Stock Certificate(1)
10.1   Agreement with Peter Goss(1)
10.2   Shareholders Agreement(1)
10.3   2001 Ponca Acquisition Corporation Stock Incentive Plan.(2)
10.4 Employment Agreement between Ponca Acquisition Corporation and Henry J. Boucher, Jr. dated as of December 29, 2002.(2)
10.5 Memorandum of Understanding between Ponca Acquisition Corporation and the Shareholders of International Wholesale Tile, Inc.(2)
99.1   MRS' letter to the Securities and Exchange Commission.*

*Filed with this Form 8-K/A.

(1) Filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000.

(2) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2002.

(3) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 1, 2002.




                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2002        PONCA ACQUISITION CORPORATION.


By:     /s/ Henry J. Boucher, Jr., President
           Henry J. Boucher, Jr., President



Magee Rausch & Shelton, LLP
Certified Public Accountants
Members American Institute of Certified Public Accountants
Private Companies Practice Section and S.E.C. Practice Section




October 4, 2002




Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen,

We were previously principal accountants for Ponca Acquisition Corporation and, under the date of July 25, 2000, we reported on the financial statements of Ponca Acquisition Corporation for the period May 3, 2000 (inception) to July 15, 2000. On September 13, 2002, our appointment as principal accountants was terminated. We have read Ponca Acquisition Corporation's statements included under Item 4 of its Form 8-K dated October 1, 2002, and have read the draft of Form 8-K/A to be filed in the near future, and we agree with such statements.

Sincerely,



/s/     Magee Rausch & Shelton, LLP
Magee, Rausch & Shelton, LLP